Exhibit 99.1

Press Release

BIOPHARMX CORPORATION UPLISTS TO NYSE MKT (BPMX)

MENLO PARK, California, June 25, 2015 — BioPharmX Corporation (NYSE MKT: BPMX), a specialty pharmaceutical company focused on the development of proprietary drug delivery products, today announced the pricing of a public offering of 3,636,364 shares of common stock at a price to the public of $2.75 per share for an aggregate offering amount of $10 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the company. In addition, BioPharmX has granted the underwriters a 30-day option to purchase up to 545,454 additional shares of common stock at the public offering price. In conjunction with the pricing of the offering, the company is simultaneously uplisting to the NYSE MKT today, and begins trading under the ticker symbol “BPMX.” All shares of common stock to be sold in the offering are being offered by BioPharmX. The offering is expected to close on or about June 30, 2015, subject to customary closing conditions.

In addition, Korea Investment Partners Overseas Expansion Platform Fund, an existing stockholder, has agreed to purchase 1,081,081 shares of common stock from BioPharmX in a private placement upon the uplisting of the company’s common stock to the NYSE MKT. This private placement is anticipated to close within 15 business days of the uplisting of the company’s common stock to the NYSE MKT.

CRT Capital Group LLC is acting as sole book-running manager for the offering. Feltl and Company, Inc. and Newbridge Securities Corporation are acting as co-managers for the offering.

A registration statement relating to the shares of common stock being offered in the public offering has been filed with, and declared effective by, the Securities and Exchange Commission, or SEC. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The shares of common stock may be offered only by means of a prospectus forming part of the effective registration statement relating to such shares. A final prospectus related to the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov. When available, copies of the final prospectus related to the offering may also be obtained from: CRT Capital Group LLC, c/o Kirk Crecco, 262 Harbor Drive, Stamford, CT 06902, or by telephone at (203) 548-8008.

Forward-Looking Statements

Statements in this news release relating to future events, such as statements regarding the closing of the public offering and the private placement with Korea Investment Partners Overseas Expansion Platform Fund, which are not historical facts, are “forward-looking statements.” These forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” or similar expressions that are intended to identify such forward-looking statements. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and the risks and other factors detailed in the company’s filings with the SEC. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof and the company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

Contacts:

Nina Brauer, Sr. Manager Marketing and Communications, BioPharmX Corporation

P:  650-889-5030

investors@biopharmx.com

Amato and Partners, LLC

Investor Relations Counsel

P:  212-430-0360

admin@amatoandpartners.com